-----------------------                                     --------------------
CUSIP NO.                                13G                 PAGE 14 OF    PAGES
-----------------------                                     --------------------



                                  EXHIBIT 99.1

                             JOINT FILING AGREEMENT


                      We, the signatories of the statement to which this Joint
            Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

            Dated:  February 9,  2000.

                                    TRANS COSMOS, INC.


                                    By:
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its) Executive V.P
                                              ----------------------------------


                                    TRANS COSMOS USA, INC.


                                    By:
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its)   Chairman
                                              ----------------------------------

                                    U.S. INFORMATION TECHNOLOGY FINANCING, L.P.,
                                      BY TRANS COSMOS USA, INC.
                                        ITS GENERAL PARTNER


                                    By:
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its) Managing Director
                                              ----------------------------------

-----------------------                                     --------------------
CUSIP NO.                                13G                 PAGE 15 OF    PAGES
-----------------------                                     --------------------



                                  EXHIBIT 99.1

                             JOINT FILING AGREEMENT


                      We, the signatories of the statement to which this Joint
            Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

            Dated:  February __,  2000.

                                    TRANS COSMOS, INC.


                                    By: /s/ SHOZO OKUDA
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its) Executive V.P
                                              ----------------------------------

                                    TRANS COSMOS USA, INC.


                                    By: /s/ SHOZO OKUDA
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its)   Chairman
                                              ----------------------------------

                                    U.S. INFORMATION TECHNOLOGY FINANCING, L.P.,
                                      BY TRANS COSMOS USA, INC.
                                        ITS GENERAL PARTNER


                                    By: /s/ SHOZO OKUDA
                                       -----------------------------------------
                                       (Name) Shozo Okuda
                                             -----------------------------------
                                         (Its) Managing Director
                                              ----------------------------------